UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 20, 2005

THE ALLSTATE CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	1-11840	36-3871531
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
organization)

2775 Sanders Road Northbrook, Illinois		60062
(Address of Principal Executive Offices)		Zip

Registrant’s telephone number, including area code: (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01.      Other Events.

The Registrant is providing the following information on its property catastrophe reinsurance programs:

State	Type of Treaty	Limit	Placed %	Attachment
Connecticut	Excess	$200,000,000	95	$100,000,000
New Jersey	Excess	100,000,000	95	100,000,000
New York	Excess	1,000,000,000	90	750,000,000
North Carolina	Excess	175,000,000	10	80,000,000
South Carolina	Excess	435,000,000	10	97,000,000
Texas	Excess	550,000,000	95	320,000,000
Florida	Excess	900,000,000	90	Excess of Florida Catastrophe Fund

These reinsurance treaties provide coverage per occurrence above each respective attachment to the respective maximum coverage limit according to the percent placed.  As an example, for Texas, the Registrant would receive reinsurance coverage per occurrence at 95% of total qualifying personal lines losses between $320,000,000 and $870,000,000.

The Registrant conducts ongoing reviews of its risk and catastrophe coverage and makes changes it deems appropriate.  For additional information concerning reinsurance, see the Registrant’s Form 10-K for the fiscal year ended December 31, 2004 and Forms 10-Q for the fiscal quarters ended March 31 and June 30, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION

By:	/s/ Mary J. McGinn
	Name:	Mary J. McGinn
	Title:	Assistant Secretary

Date: September 20, 2005